POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Stockcar Stocks Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Director of the Company;

       NOW,  THEREFORE, the undersigned hereby constitutes and appoints  DONALD
S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _____ day of October, 2004.



__________________________________
                                              Michael McCaw, Director


STATE OF OHIO                           )
                                        )     ss:
COUNTY OF HAMILTON                      )

       Before me, a Notary Public, in and for said county and state, personally appeared Michael McCaw, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this _____ day of October, 2004.


                                              _____________________________
                                              Notary Public

                                              My       commission      expires:
___________

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Stockcar Stocks Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Director of the Company;

       NOW,  THEREFORE, the undersigned hereby constitutes and appoints  DONALD
S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24 day of November, 2004.


                                              _/s/ Jess Parrish____
                                              Jess Parrish, Director


STATE OF NEW MEXICO                     )
                                        )     ss:
COUNTY OF OTERO                         )

       Before me, a Notary Public, in and for said county and state, personally appeared Jess Parrish, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 24 day of November, 2004.


             [SEAL]                           __/s/     Trish     A.     Felker
______________
                                              Notary Public

                                              My       commission      expires:
__2.21.06___

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Stockcar Stocks Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Director of the Company;

       NOW,  THEREFORE, the undersigned hereby constitutes and appoints  DONALD
S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23 day of November, 2004.


                                              _/s/ George Schnur____
                                              George Schnur, Director


STATE OF OHIO                           )
                                        )     ss:
COUNTY OF HANCOCK                       )

       Before me, a Notary Public, in and for said county and state, personally appeared George Schnur, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 23rd day of November, 2004.


             [SEAL]                           _/s/           Debora          K.
Shade______________
                                              Notary Public

                                              My commission expires:  _March 8,
2008

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Stockcar Stocks Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is the President of the Company;

       NOW,  THEREFORE, the undersigned hereby constitutes and appoints  DONALD
S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _29th__ day of November, 2004.


                                              __/s/                       Allan
Westcott_________________________
                                              Allan Westcott, President


STATE OF OHIO                           )
                                        )     ss:
COUNTY OF HAMILTON                      )

       Before me, a Notary Public, in and for said county and state, personally appeared Allan Westcott, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 29th day of November, 2004.


                                              __/s/                        Jill
Banfield_________________
             [SEAL]                           Notary Public

                                              My       commission      expires:
__4/13/08___

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, Stockcar Stocks Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is the Treasurer of the Company;

       NOW,  THEREFORE, the undersigned hereby constitutes and appoints  DONALD
S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of November, 2004.


                                              _/s/                       Angelo
Alleca___________________________
                                              Angelo Alleca, Treasurer


STATE OF GEORGIA                        )
                                        )     ss:
COUNTY OF FULTON                        )

       Before me, a Notary Public, in and for said county and state, personally appeared Angelo Alleca, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 29th day of November, 2004.


                                              __/s/                        Jill
Banfield_________________
             [SEAL]                           Notary Public

                                              My       commission      expires:
__4/13/08___